Inventory	10 Months Ended
Jan. 01, 2011
Inventory [Abstract]
Inventory
C. INVENTORY

(Millions of Dollars)	2010	2009
Finished products	$915.1	$252.8
Work in process	117.5	49.0
Raw materials	239.4	64.4

Total	$1,272.0	$366.2

Net inventories in the amount of $516.6 million at January 1, 2011 and $116.0 million at January 2, 2010 were valued at the lower of LIFO cost or market. If the LIFO method had not been used, inventories would have been $67.0 million higher than reported at January 1, 2011 and $64.6 million higher than reported at January 2, 2010. During 2010, inventory quantities increased due to the Merger and resulting addition of Black & Decker inventories ($1.070 billion) resulting in an increment at January 1, 2011. During 2009, inventory quantities were reduced resulting in a liquidation of LIFO inventory quantities carried at lower costs prevailing in prior years as compared with the cost of 2009 purchases, the effect of which increased Cost of sales by approximately $6.5 million and decreased Net earnings attributable to Stanley by approximately $4.0 million.